SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Check the appropriate box:
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☐  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐  Definitive proxy statement.
☐  Definitive additional materials.
☐  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

UNITED BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):
☒  No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)           Date Filed:

United Bancorp, Inc.
201 S. Fourth
Martins Ferry, Ohio 43935

March 23, 2009

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of the Shareholders to be held on Wednesday April 15, 2009, at 2:00 p.m. local time, at The Citizens Savings Bank’s main office, 201 South Fourth Street, Martins Ferry, Ohio.

The Annual Certified Audit of United Bancorp, Inc. is enclosed for your review prior to attending our Annual Meeting.

Payment of our regular first quarter cash dividend was made by separate mailing on March 20h.  Whether or not you received your dividend check in a separate mailing is dependent upon your level of participation in our Dividend Reinvestment Plan, Direct Deposit Program or whether your stock is being held for you in a broker name.  No payment has been included with this mailing of our proxy materials.

It is important that your shares are voted, and we hope that you will attend the Annual Meeting.  Please vote by executing and returning the enclosed form of Proxy or follow the instructions to vote electronically on the Internet or by phone.

Very truly yours,

/s/ James W. Everson

James W. Everson
Chairman, President and Chief Executive Officer

Enclosures

UNITED BANCORP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 15, 2009

To The Shareholders of
United Bancorp, Inc.	March 23, 2009

The Annual Meeting of Shareholders of United Bancorp, Inc. will be held at 201 South 4th, Martins Ferry, Ohio, April 15, 2009, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters as more fully described in the Proxy Statement.

Proposals:
1.	Election of Directors - To elect SEVEN directors.

2.	Other Business - To transact any other business which may properly come before the meeting or any adjournment of it.

Shareholders of record at the close of business on March 6, 2009 will be entitled to vote the number of shares held of record in their names on that date.

We urge you to sign and return the enclosed proxy as promptly as possible or vote via the phone or Internet, whether or not you plan to attend the meeting in person.  This proxy may be revoked prior to its exercise.

By Order of the Board of Directors

/s/Randall M. Greenwood

Randall M. Greenwood
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2009

The proxy statement and form of proxy being issued in connection with the 2009 Annual Meeting of Shareholders and the Company’s 2008 Annual Report to Shareholders are available at www.amstock.com/ProxyServices/ViewMaterials.asp.

Your vote is important. Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience. In addition, you may also submit your proxy electronically, either by telephone or via the Internet. To do so, dial 1-800-Proxies or visit www.voteproxy.com and follow the simple instructions. No information is required to submit your proxy electronically other than the Company Number and Account Number shown on the proxy card delivered with these proxy materials.

Please contact Randall M. Greenwood, Corporate Secretary, at 740-633-0445, ext 6181, if you would like information on how to obtain directions to be able to attend the meeting and vote in person

UNITED BANCORP, INC.
201 SOUTH 4TH STREET
MARTINS FERRY, OHIO 43935

PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD APRIL 15, 2009

INTRODUCTION

This Proxy Statement is being furnished to shareholders of United Bancorp, Inc. (“United Bancorp” or the “Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders, and any adjournment thereof, to be held at the time and place set forth in the accompanying notice (“Annual Meeting”). This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about March 23, 2009.

At the Annual Meeting, shareholders of the Corporation will be asked to:

•	Elect seven nominees to the Corporation’s Board of Directors.

Voting and Revocation of Proxies

Just indicate on the enclosed proxy card how you want to vote, and sign, date and return it as soon as possible in the enclosed envelope or submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card.  Where properly executed proxy cards are returned but no such instructions are given, the shares will be voted “For” the election to the Board of Directors of each of the persons nominated by the Board of Directors of the Corporation.

The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy.  However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.  Written notices of revoked proxies may be directed to Randall M. Greenwood, Secretary, 201 South 4th Street, Martins Ferry, Ohio 43935.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Corporation.  In addition to the solicitation of proxies by mail, the Corporation, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, e-mail or telecopy without additional compensation.  The Corporation will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

MEETING INFORMATION

Date, Place and Time

The Annual Meeting of Shareholders of the Corporation will be held on Wednesday, April 15, 2009, at 2:00 p.m., local time, at The Citizens Savings Bank, 201 South 4th Street, Martins Ferry, Ohio.

Record Date, Voting Rights

Only the Corporation’s common shares can be voted at the Annual Meeting.  Each share entitles its owner to one vote on all matters.

The close of business on March 6, 2009 (the “Record Date”), has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting.  There were approximately 2,000 shareholders (including both record holders and beneficial owners holding their shares in street name) of the Corporation’s common shares and 5,025,862 of the Corporation’s common shares outstanding as of the Record Date.

The presence in person or by proxy of a majority of the outstanding common shares of the Corporation entitled to vote at the meeting constitutes a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

OWNERSHIP OF VOTING SHARES

As of the Record Date, the following entity was the only shareholder known to the Corporation to be the beneficial owner of more than 5% of the Corporation’s outstanding common shares:

	Shares of Common	Percent
Person	Stock Owned	of Class

United Bancorp, Inc. Employee Stock Ownership Plan (1) 201 South Fourth Street, Martins Ferry, OH 43935	348,385	6.9%

1.
Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants.  As a general matter, the ESOP trustee is required to vote unallocated shares in the same manner as the trustee has been directed to vote allocated shares by participants holding a majority of the allocated shares voted in connection with the meeting.  As of the Record Date, 64,750 shares had been allocated to participants’ accounts and 283,635 shares remain unallocated under the ESOP.

The following table sets forth the beneficial ownership of the Corporation’s common shares by each of the Corporation’s directors and the Corporation’s named executive officers, and the directors and executive officers as a group, as of December 31, 2008.

Name of Beneficial Owner	Common Shares Owned(1)	Percent of Class

Michael J. Arciello	14,085	*
James W. Everson (2)	206,153	4.1%
John M. Hoopingarner	6,697	*
Terry A. McGhee	23,335	*
Samuel J. Jones	19,289	*
Richard L. Riesbeck (3)	29,358	*
Matthew C. Thomas	43,053	*
Scott A. Everson	15,268	*
Randall M. Greenwood	12,003	*
James A. Lodes	14,679	*
		*

All Directors and Executive Officers as a Group (19 in group)	472,678	9.4%

* Ownership is less than 1% of the class.
__________
1.	Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.
2.	Includes 70,607 shares subject to shared voting and investment power.
3.	Includes 17,651 shares subject to shared voting and investment power.

In the aggregate, shares beneficially owned by all insiders of the Corporation (as reflected in the table above) and all other employees through the Corporation’s 401(k) and ESOP employee benefit plans, totaled 869,126 Shares, or 17.3% of all outstanding shares of the Corporation, as of December 31, 2008.

PROPOSAL # 1
ELECTION OF DIRECTORS

Pursuant to action taken at last year’s Annual Meeting of Shareholders, the Corporation’s Code of Regulations (specifically, section 8 thereof) was amended to eliminate the classified structure of the Corporation’s Board of Directors.  As a consequence of that action, all current members of the Board of Directors have been nominated to stand for re-election at this year’s Annual Meeting.  Those members elected at last year’s Annual Meeting, including Messrs. Arciello, McGhee, and Jones, are currently serving a 2 year term in accordance with the provisions of the Code of Regulations in effect at the time of their election.  These Directors have agreed to tender their resignations from the Board (with respect to their current term only) so that they may stand for re-election at this year’s Annual Meeting.  Such resignations will be accepted on behalf of the Corporation immediately prior to the vote taken for the election of Directors at this year’s Annual Meeting.   There will be no requirement to accept any resignations prior to the election of Directors at next year’s Annual Meeting.

Nominees

The nominees for election at the Annual Meeting are Michael J. Arciello, James W. Everson, John M. Hoopingarner, Samuel J. Jones, Terry A. McGhee, Richard L. Riesbeck and Matthew C. Thomas each of whom is currently a director of the Corporation.  If elected, these directors will serve a one-year term expiring in 2010.  The following table sets forth-certain information with respect to the nominees.  There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

Name	Age	Principal Occupation for Past Five Years	Positions and Offices Held with United Bancorp	Director Since

Michael J. Arciello	74	Retired Vice President Finance, Nickles Bakeries, Inc.	Director	1992

James W. Everson	70	Chairman, President and Chief Executive Officer, United Bancorp; Chairman and Chief Executive Officer, The Citizens Savings Bank* until Nov. 1, 2004. Chairman, The Community Bank *	Director, Chairman, President and Chief Executive Officer, United Bancorp; Director, Chairman, The Citizens Savings Bank.	1983

John M. Hoopingarner	54	Executive Director, Muskingum Watershed Conservancy District	Director	1992

Samuel J. Jones	68	Business Owner, Athletic Club	Director	2007

Terry A. McGhee	59	President and Chief Executive Officer, Westerman, Inc., a manufacturing company	Director	2001

Richard L. Riesbeck	59	President, Riesbeck Food Market, Inc., a regional grocery store chain	Director	1984

Matthew C. Thomas	52	President, M. C. Thomas Insurance Agency, Inc.	Director	1988

* Subsidiaries of United Bancorp, The Community Bank was merged with and into The Citizens Savings Bank effective July 1, 2007.

There were no agreements or understandings pursuant to which any of the persons listed above were selected as a director.  Mr. James W. Everson, Director, Chairman, President and Chief Executive Officer of the Corporation, is the father of Mr. Scott A. Everson, Senior Vice President & Chief Operating Officer of the Corporation.

The Board of Directors of United Bancorp met 4 times in 2008.  In 2008, each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served.

Vote Required to Elect Nominees

Directors are elected by a plurality of the vote.  Consequently, the seven nominees for director who receive the largest number of votes cast “For” will be elected as directors.  Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will have no impact on the outcome of the election of directors.  Where properly executed proxy cards are returned but no such instructions are given, the shares will be voted “For” the election to the Board of Directors of the persons nominated by the Board of Directors of the Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

DIRECTOR INDEPENDENCE AND RELATED PARTY TRANSACTIONS

The Board of Directors has determined that all Directors have met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards with the exception of James W. Everson, who is the Chief Executive Officer of the Corporation.  Directors deemed independent by the Board of Directors include Michael J. Arciello, John M. Hoopingarner, Terry A. McGhee, Samuel J. Jones, Richard L. Riesbeck and Matthew C. Thomas.  In making its determination regarding the independence of all directors and nominees for director, the Nominating and Governance Committee and the Board of Directors reviewed and the board considered the following related party transaction.

Director Riesbeck:  On April 1, 1998, United Bancorp, through its subsidiary, The Citizens Savings Bank, entered into a lease agreement with Riesbeck Food Markets, Inc. for space used as an in-store banking location in St. Clairsville, Ohio.  Pursuant to the terms of the lease, the Corporation paid Riesbeck Food Markets, Inc. $30,000 in 2008.  Over the current 5-year fixed term of the lease, which began on April 1, 2007 and is set to expire on April 1, 2012, lease payments will total approximately $150,000.  Mr. Riesbeck is an officer, director and shareholder of Riesbeck Food Markets, Inc.  Management believes the lease between Riesbeck Food Markets, Inc. and the Corporation was made on an arms-length basis. Management employed a third party consulting firm that specializes in grocery store banking facilities to establish the terms of the lease.

In addition, United Bancorp has engaged and intends to continue to engage in the lending of money through its subsidiary bank to several of its Directors, executive officers and corporations or other entities in which they may own a controlling interest.  The loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectibility or present other unfavorable features.

Except for the specific transactions described above no director, executive officer or beneficial owner of more than five percent of the Corporation’s outstanding voting securities (or any member of their immediate families) engaged in any transaction with the Corporation during 2008 in which the amount involved exceeded $120,000.  It is, however, customary and routine for directors, officers and employees of community banks and their spouses, family members and associates to do business with their community bank.  Such a relationship, including routine banking business, is viewed as beneficial to the Corporation and is encouraged, so long as such relationships are fair and reasonable to the Corporation and are entered into upon terms and conditions generally available to the public, or similar to that which could be obtained from an independent third party.  In that regard, pursuant to the Corporation’s Code of Ethics and Business Conduct, United Bancorp may do business and have financial dealings with directors, officers and employees and their respective spouses, family members and associates provided either of the following criteria are satisfied:

•
Such business or financial dealings involve United Bancorp’s subsidiary bank or any other financial services subsidiary providing banking or financial services to such person in the ordinary course of business upon terms and conditions generally available to the public, to the extent such arrangements are made in compliance with all applicable banking and securities laws and regulations; or

•
The terms and conditions of such relationship have been presented to and approved by the Audit Committee of United Bancorp’s Board of Directors, including any “related party transaction” requiring disclosure in United Bancorp’s annual meeting proxy statement. In the event any member of the Audit Committee, any entity controlled by such member, or any associate or family member of such member, proposes to provide products or services to the Corporation, such member must recuse him or herself from the discussion and decision about the appropriateness of such arrangement.

CORPORATE GOVERNANCE AND
COMMITTEES OF THE BOARD

The Board of Directors has adopted both the United Bancorp, Inc. Corporate Governance Guidelines and the United Bancorp, Inc. Code of Ethics and Business Conduct, both of which may be found on United Bancorp’s website at www.unitedbancorp.com.  The Board of Directors of United Bancorp has standing Executive, Audit, Compensation, and Nominating and Governance Committees. The Audit Committee has been established in accordance with section 3(a)(58)(A) of the Exchange Act.  The membership and general function of these committees are noted below.

Executive Committee.  Mr. James W. Everson, Chairman, and Messrs. Hoopingarner, McGhee and Riesbeck are the members of the Corporation’s Executive Committee.  The Executive Committee met 4 times during 2008.  The functions of this committee are to act in the stead of the board between meetings, to receive formal vendor presentations and to review with management and set the agenda for each board meeting.  The Executive Committee members also serve as advisory trustees to the Corporation’s defined benefit pension plan and as trustees to the Corporation’s 401(k) and ESOP plans.

Audit Committee.  Mr. Arciello, Chairman, and Messrs. McGhee and Riesbeck are the members of the Audit Committee.  The Audit Committee met 4 times during 2008. The functions of this Committee include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Corporation’s financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation’s internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors.  The Board of Directors has adopted a written charter for the Audit Committee which may be found on the Corporation’s website at www.unitedbancorp.com. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Michael J. Arciello is an audit committee financial expert for the Corporation and is independent as described in the preceding sentence.  The report of the Audit Committee for 2008 appears under the caption "Report of the Audit Committee".

Compensation Committee. Mr. Thomas, Chairman, and Messrs. Hoopingarner and McGhee are the members of the Compensation Committee. The Board of Directors has a Compensation Committee comprised entirely of independent Directors.  Director and executive officer compensation are determined by this Committee of the Board of Directors.  The Board of Directors has adopted a Compensation Committee Charter which may be found on the Corporation’s website at www.unitedbancorp.com.  This Committee met once during 2008.   Mr. James W. Everson, Chief Executive Officer of the Corporation, does not participate in any deliberations or decisions regarding his own compensation, but he may advise this committee with respect to the compensation of other executive officers.

Nominating and Governance Committee.  The Nominating and Governance Committee is comprised entirely of independent Directors.  Mr. Riesbeck, Chairman, and Messrs. Hoopingarner and McGhee are the members of the Nominating and Governance Committee.  The Board of Directors has adopted a Nominating and Governance Committee Charter which may be found on the Corporation’s website at www.unitedbancorp.com. This Committee met once in 2008.

This Committee develops and recommends to the Board corporate governance policies and guidelines for the Corporation and for the identification and nomination of Director and committee member candidates and recommends director candidates to the Board of Directors for nomination in accordance with the Corporation’s Amended Code of Regulations.  In executing the latter function, the Committee will investigate and assess the background and skills of potential candidates.  The Nominating and Governance Committee is empowered to engage a third party search firm to assist it in identifying candidates, but the Committee currently believes that the existing directors and executive management of the Corporation and its subsidiaries have sufficient networks of business contacts to identify candidates.  Upon identifying a candidate for serious consideration, one or more members of the Nominating and Governance Committee would initially interview such candidate.  If a candidate merited further consideration, the candidate would subsequently interview with all other Nominating and Governance Committee members (individually or as a group), meet the Corporation’s Chief Executive Officer and other executive officers and ultimately meet many of the other Directors.  The Nominating and Governance Committee would elicit feedback from all persons who met the candidate and then determine whether or not to recommend the candidate to the Board of Directors for nomination.

United Bancorp’s Corporate Governance Guidelines and Code of Ethics and Business Conduct set forth the following criteria for Directors:  independence (a majority of the Directors must be independent); honesty and integrity; willingness to devote sufficient time to fulfilling duties as a Director; particular experience, skills or expertise relevant to the Corporation’s business; depth and breadth of business and civic experience in leadership positions; and ties to United Bancorp’s geographic markets.  United Bancorp’s Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Chairman of the Nominating and Governance Committee.  Submissions are to be addressed to the Chairman of the Nominating and Governance Committee at the Corporation’s executive offices, which submissions will then be forwarded to the Chairman.  The Nominating and Governance Committee would then evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates.  The submission should be made no later than December 31st of each year for consideration in regard to the next annual meeting of shareholders.  The Nominating and Governance Committee is not obligated to recommend to the Board, nor the Board to nominate any such individual for election.

The Nominating and Governance Committee did not engage any director search firm in 2008 and, accordingly, paid no fees to any such company.  As indicated above, however, the Nominating and Governance Committee may do so in the future if necessary.

Neither the Board nor the Nominating and Governance Committee have implemented a formal policy regarding director attendance at the Annual Meeting.  Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting.  In 2008, all United Bancorp, Inc. Directors attended the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee of the United Bancorp Board of Directors (the “Committee”) is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers’ listing standards, and operates under a written charter adopted by the Board of Directors.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.  In this context, the Committee has met and held discussions with management and the independent auditors.  In discharging its oversight responsibility as to the audit process, the Committee: (i) obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors’ independence consistent with the applicable requirements of Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent accountant’s communications with the audit committee concerning independence; (ii) discussed with the auditors any relationships that may impact their objectivity and independence; and (iii) satisfied itself as to the auditors’ independence.  The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of United Bancorp’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing.  The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T. and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Committee reviewed the audited consolidated financial statements of United Bancorp as of and for the year ended December 31, 2008, with management and the independent auditors.  Based on the aforementioned review and discussions with management and the independent auditors, the Committee recommended to the Board that United Bancorp’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.  The Committee also appointed the independent auditors.
Audit Committee
Michael J. Arciello, Chairman
                        Terry A. McGhee
Richard L. Riesbeck

SELECTION OF AUDITORS

For the fiscal year ended December 31, 2008, BKD, LLP ("BKD") served the Corporation as independent auditor.  On July 10, 2007, the Audit Committee of the Corporation's Board of Directors, upon authority delegated to it by the Board of Directors, engaged BKD to replace Grant Thornton as the Corporation’s independent registered public accountant.  The change in accounting firm was due to BKD acquiring Grant Thornton’s Cincinnati Ohio financial services practice in 2007.  Grant Thornton's reports on the consolidated financial statements of the Corporation for each of the fiscal years ended December 31, 2005 and December 31, 2006, contained no adverse opinions or disclaimers of opinion, and none were qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through July 10, 2007, there were no disagreements between the Corporation and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, and the subsequent interim period through July 10, 2007, there were no reportable events as defined in Item 304 (a)(1)(v) of SEC Regulation S-K.

The Audit Committee expects to retain BKD as United Bancorp’s independent auditor for fiscal year 2008.  We expect representatives of BKD to be present at the Annual Meeting with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the Annual Meeting.

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to United Bancorp for the fiscal year ended December 31, 2008 by BKD and 2007 by BKD and Grant Thornton.

	2007		2008
Audit Fees	$112,200		$117,416
Audit-Related Fees	23,100	(a)	36,000	(a)
Tax Fees	9,880	(b)	12,870	(b)
All Other Fees	525	(c)	12,025	(c)
Total	$145,705		$178,311
__________
(a)	Includes fees for services related to benefit plan audits.
(b)	Includes fees for services related to tax compliance and tax planning.
(c)	Includes fees for technical accounting research.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.  The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors.  Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee.  Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.  No services were provided during 2008 by BKD, LLP pursuant to these exceptions.

EXECUTIVE COMPENSATION
AND OTHER INFORMATION

The following information relates to compensation of management for the year ended December 31, 2008, unless otherwise noted below.  Mr. J. Everson presently serves as Chairman of the Board of Directors of The Citizens Bank, of Martins Ferry, Ohio, which is the wholly-owned subsidiary of the Corporation.

Compensation Overview

     Introduction. The Compensation Committee administers our executive compensation program. The Committee, which is composed entirely of independent directors, is responsible for reviewing and determining executive officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the evaluation of all other officers and employees, for administering our incentive compensation programs, for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the board with respect to director compensation. The President and Chief Executive Officer participates with respect to decisions concerning other executive officers of the Corporation.

                The Compensation Committee operates under a charter adopted by the board of directors. The Compensation Committee annually reviews the adequacy of its charter and recommends changes to the board for approval. The charter grants the Committee the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties.  The Compensation Committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the board of directors.

     Compensation Philosophy. Our executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. Toward this end, the management compensation committee has developed an executive compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:

▪	Support a pay-for-performance policy that rewards Executive Officers for corporate performance.
▪	Motivate Executive Officers to achieve strategic business goals.
▪	Provide competitive compensation opportunities critical to the Corporation’s long-term success.

                The committee collects and analyzes comparative executive compensation information from relevant peer groups, approves executive salary adjustments. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, and management performance appraisals.

                The Committee uses comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to the Corporation and its subsidiaries.

                There are two principal components of the compensation program for all Executive Officers of the Corporation and its commercial bank subsidiaries; a base salary component and a cash bonus incentive component.  Until 2006, the Corporation also had a long-term incentive compensation component in the form of a stock option plan.  Awards can no longer be made under the plan, but the final grants that were made under the plan will not expire until 2015.  In 2008 the Corporation’s shareholders approved The United Bancorp, Inc. 2008 Stock Incentive Plan.  No shares have been awarded under this plan.  The Corporation also has a 401(k) and employee stock ownership plan and a defined benefit pension plan.

                In making its decisions regarding annual salary adjustments, the committee reviews quantitative and qualitative performance factors as part of an annual performance appraisal.  These are established for each executive position and the performance of the incumbent executive is evaluated annually against these standards. This appraisal is then integrated with market-based adjustments to salary ranges to determine if a base salary increase is merited.

                The accounting and tax treatment of particular forms of compensation materially do not affect the committee’s compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.

   Components of Compensation. The elements of total compensation paid by the Corporation to its senior officers, including the President and Chief Executive Officer (the “CEO”) and the other executive officers identified in the Summary Compensation Table which appears following this Compensation Overview (the CEO and the other executive officers identified in that Table are sometimes referred to collectively as the “Named Executive Officers”), include the following:

•	Base salary;
•	Awards under our cash-based incentive compensation program;
•	Awards under our 401(k) and employee stock ownership plan; and
•	Benefits under our life, health and disability plans.

Base Salary. The base salaries of the Named Executive Officers are reviewed by the Committee annually as well as at the time of any promotion or significant change in job responsibilities. The committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. Salary income for each Named Executive Officer for calendar year 2008 is reported in “Salary” column of the Summary Compensation Table, which appears following this Compensation Overview.  The base salary amounts shown in the Summary Compensation Table include directors fees paid in 2008 for service as a director of United Bancorp or its subsidiary bank in the following amounts for these executive officers:

Mr. James W. Everson	$31,110
Mr. Scott A. Everson	$12,385

Effective January 1, 2009, all executive officers of the Corporation received a cost of living increase for 2009 of 3% over their previous year’s base salary, which increase also went into effect on January 1, 2009.

Incentive Cash Compensation. United Bancorp has established a short-term incentive compensation plan that provides for cash awards upon the achievement of performance targets established for each executive officer. The cash-based plan is designed to reward achievement of short-term performance goals.  For 2008, the Compensation Committee selected goals based on United Bancorp’s earnings per share.  At the bank level, the Committee selected goals based on growth in loans and deposits, return on assets and return on equity.  Threshold, target and maximum performance goals were set.

The amount of the annual cash bonus that may be earned by an executive officer is based on his or her base salary and is weighted to reflect each participant’s ability to affect the performance of United Bancorp, with the Chief Executive Officer having the largest weighting.  Awards under the Corporation’s cash incentive compensation plan are based on the Corporation’s earnings per share for the year and the satisfaction of bank performance benchmarks.  The exact weighting and mix of these goals varies among the executive officers.  For more information regarding the structure of this plan, see the section of this proxy statement captioned “Grants of Plan Based Awards.”  Additionally, the Chief Executive Officer may earn a cash bonus based on acquisitions by United Bancorp and the resulting growth in assets of the Corporation.

United Bancorp earnings per share increased 44% from 2007 to 2008, therefore the incentive award portion of each executive that related to earnings per share growth was at the 200% level for 2008.  United Bancorp did acquire approximately $39.2 million of assets from a failed depository institution in September 2008.  The Citizens Savings Bank met target goals for return on assets, return on equity, however the bank did not meet its goals on loan and deposit growth.

401(k) and Employee Stock Ownership Plan. The Corporation also offers a 401(k) plan, which covers all employees who have attained the age of 21 and have completed one year of service.  Eligible employees may contribute up to $15,500 in 2008 and employees who have attained the age of 50 years or older may contribute an additional $5,000 in 2008. The Corporation may make a discretionary matching contribution equal to a percentage of each participant’s elective deferral not to exceed 6% of the participant’s annual compensation.  Employer contributions are invested in the common stock of United Bancorp, Inc. under the Corporation’s stock ownership plan.  Employee contributions are always vested. Employer contributions become 100% vested after 3 years of service.  The Corporation’s contributions to the plan made on behalf of the Named Executive Officers is included in the “all other compensation” column in the summary compensation table.

Defined Benefit Pension Plan.  The Corporation has a defined benefit pension plan which covers all fulltime employees 21 or over who have completed 1,000 hours of service during an anniversary year, measured from date of hire. The plan calls for benefits to be paid to eligible employees at retirement, based primarily upon years of service and compensation rates near retirement.  Benefits at retirement or vested termination of employment are based on years of credited service, and the average of the highest five consecutive years of compensation.  The plan may provide monthly benefits commencing as early as age 50, but not later than age 70, for employees who terminate employment or retire with 5 or more years of credited service.    The plan is integrated with social security covered compensation.  In connection with his retirement as Chief Executive Officer of the Citizens Savings Bank subsidiary of United Bancorp on November 1, 2004, Mr. James Everson elected a lump sum distribution from the plan in 2004 reflecting his then 43 years of credited service under the plan.

Group Life, Health and Disability Benefits. The Corporation provides healthcare, life and disability insurance and other employee benefits programs to its employees, including its senior officers, except that life insurance is not provided under the group plan to executive officers that participate in the split-dollar life insurance arrangements discussed more thoroughly below.  The committee is responsible for overseeing the administration of these programs and believes that its employee benefits programs should be comparable to those maintained by other members of the relevant peer groups so as to assure that the Corporation is able to maintain a competitive position in terms of attracting and retaining officers and other employees. Except for United Bancorp’s split dollar life insurance arrangements with its executive officers and certain directors our employee benefits plans are provided on a non-discriminatory basis to all employees.

United Bancorp has split-dollar life insurance arrangements with its executive officers and certain directors that provide certain death benefits to the executive’s beneficiaries upon his or her death.  The agreements provide a pre- and post-retirement death benefit payable to the beneficiaries of the executive in the event of the executive’s death. The Corporation has purchased life insurance policies on the lives of all participants covered by these agreements in amounts sufficient to provide the sums necessary to pay the beneficiaries, and the Corporation pays all premiums due on the policies.  Under the arrangements, directors have the right to designate beneficiaries of death proceeds up to $100,000, subject to forfeiture of that right upon the occurrence of certain events. The named executive officers have the right to designate beneficiaries of death proceeds up to four times the named executive officer’s annual base salary, subject to forfeiture of that right upon the occurrence of certain events.  The actual gross death benefit amounts payable under this plan are disclosed under Payments and Benefits in Connection with Termination or Change-in-Control.  The economic benefit (the imputed income amount of this insurance) for the year 2008 to the named executive officers is included in the amounts for each of these executive officers set forth in the Summary Compensation Table under the column “All Other Compensation.”  The economic benefit (the imputed income amount of this insurance) for the year 2008 to the directors is set forth in the Director Compensation Table under the column “All Other Compensation.”

      2008 Executive Officer Compensation. For 2008 the executive officers named in the Summary Compensation Table received salaries that were intended to maintain their compensation at a competitive level.  Adjustments in 2008 base salary were based upon each Named Executive’s annual performance review, an annual review of peer compensation, and the overall performance of the company. These adjustments are consistent with the company’s salary budget which is approved by the compensation committee and becomes part of the overall budget approved annually by the board of directors.

The Corporation provides a reasonable level of personal benefits, and perquisites to one or more named executive officers to support the business interests of the bank, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers. The aggregate value of perquisites and personal benefits, as defined under SEC rules, provided to each named executive officer is less than the reporting threshold value of $10,000.

                As part of its compensation program the Corporation has entered into agreements with each of the Named Executive Officers pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive’s terms and conditions of employment. See Employment Contracts and Payments Upon Termination or “Change in Control” below for a more detailed description of these events. the Corporation believes that this structure will help: (i) assure the executives’ full attention and dedication to the company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control, (ii) assure the executives’ objectivity for shareholders’ interests, (iii) assure the executives of fair treatment in case of involuntary termination following a change in control, and (iv) attract and retain key talent during uncertain times.

Executive Compensation. The following table sets forth the annual and long-term compensation for United Bancorp’s Chief Executive Officer and its three other  highest paid executive officers, as well as the total compensation paid to each individual during United Bancorp’s last completed fiscal year.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)[1]	All Other Compensation ($) [2]	Total ($)
James W. Everson Chairman President & Chief Executive Officer, United Bancorp, Inc Principal Position CEO United Bancorp, Inc.	2008 2007 2006	196,710 250,541 247,799	- -	- -	- -	122,096 108,000 0	7,741 13,499 13,861	24,057 23,790 19,313	350,604 395,830 280,973
Scott A. Everson Senior Vice President & Chief Operating Officer United Bancorp, Inc. Principal Position CEO The Citizens Savings Bank	2008 2007 2006	187,585 183,461 168,280	- -	- -	- -	87,600 73,711 8,789	1,602 2,541 2,351	12,817 12,209 6,361	289,604 271,922 185,781
Randall M. Greenwood Senior Vice President, Chief Financial Officer & Treasurer, United Bancorp, Inc. Principal Position, CFO, United Bancorp, Inc.	2008 2007 2006	117,600 114,000 108,000	- -	- -	- -	42,335 39,048 4,604	- -	3,937 4,678 3,797	163,872 157,726 116.401
James A. Lodes Vice President, Chief Lending Officer, United Bancorp, Inc, Principal Position, CLO, the Citizens Savings Bank	2008 2007 2006	108,000 105,000 98,000	- -	- -	- -	34,288 29,768 8,423	- -	4,989 4,424 4,333	147.277 139,192 110,756

1 Pursuant to the deferred compensation plan implemented by United Bancorp, Inc. for the benefit of its corporate directors

2 The amounts shown in this column for the most recently completed fiscal year were derived from the following figures:  (1) contributions by United Bancorp to its 401(k) Plan: Mr. James W. Everson, $4,968; Mr. Scott A. Everson $7,730; Mr. Greenwood $2,755; and Mr. Lodes $3,849 (2) the economic benefit of life insurance coverage provided for the named executive officers:  Mr. James W. Everson, $16,157; Mr. Scott A. Everson $771; Mr. Greenwood $720;  and Mr. Lodes $1,140.

The Corporation maintains a cash-based incentive compensation plan, payments pursuant to which are reported under the column headed “Non-Equity Incentive Plan Compensation.  The amount of the annual cash bonus that may be earned by an executive officer under this plan is based on his or her base salary and is weighted to reflect each participant’s ability to affect the performance of United Bancorp, with the Chief Executive Officer having the largest weighting.  The multiple by which the bonus of the Chief Executive Officer is determined under the plan is set at 25% of his base salary for the year (the “Base Multiple”).  The Base Multiple for the Corporations Senior Vice President and Chief Operating Officer S. Everson is 25%. The Base Multiples for the Corporation’s Senior Vice President (Messrs. Greenwood) and Vice President (Messrs. Lodes) are set at 20% of their respective base salaries for the year.

Awards under the Corporation’s cash incentive compensation plan are based on two general and independent criteria:  (1) the Corporation’s earnings per share; and (2) the performance of The Citizens Bank in the following categories: loan and deposit growth; return on average assets; and return on average equity.  Under the plan, the entire potential bonus of the Corporation’s Chief Executive Officer for the year is dependent upon the Corporation meeting or exceeding its earnings per share from the previous year, while 75% and 50%, respectively, of the Senior Vice Presidents’ and Vice Presidents’ potential bonuses are determined by reference to earnings per share.  The balance of their incentive compensation is based upon their individual bank’s financial performance.  Under the Corporation’s cash incentive compensation plan, each executive officer is entitled to receive earnings per share bonuses as follows:

•	Earnings per share equal to previous year:	75% of Base Multiple
•	05% Increase in earnings per share over previous year:	100% of Base Multiple
•	10% Increase in earnings per share over previous year:	125% of Base Multiple
•	15% Increase in earnings per share over previous year:	150% of Base Multiple
•	17% Increase in earnings per share over previous year:	175% of Base Multiple
•	20% Increase in earnings per share over previous year:	200% of Base Multiple

The Corporation’s earnings per share for 2008 increased 44% over earnings per share for 2007, therefore incentive award payments for the officers listed above are based on the formula listed above.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards[1]					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James W. Everson	-	1,815	-	$10.15	1/16/2015	-	-	-	-
Randall M. Greenwood	-	-	-	-	-	-	-	-	-
	-	13,245	-	9.63	5/15/2015	-	-	-	-
Scott A. Everson	-	13,245	-	9.63	5/15/2015	-	-	-	-
	-	12,100	-	12.15	8/23/2014	-	-	-	-
James A. Lodes	-	-	-	-	-	-	-	-	-

1.	All outstanding options were awarded under the Corporations stock option plan, which expired in 2005.

Employment Contracts and Payments Upon
Termination or “Change in Control”

The Corporation has entered into change-in-control agreements with Messrs. James W. Everson, Scott A. Everson, Greenwood, and Lodes.  The agreements provide that Mr. James W. Everson, Mr. Scott A. Everson, Mr. Greenwood, and Mr. Lodes will be entitled to a lump sum severance benefit in the event of their involuntary termination of employment (other than for cause) following a "change in control" of the Corporation, as defined in the Agreements.  In the event of a change in control and the involuntary termination of employment, the agreements provide that:  Mr. James W. Everson will receive a lump sum cash payment equal to 2.99 times his annual compensation; Mr. Scott A. Everson will receive a lump sum cash payment equal to 2.0 times his annual compensation; Mr. Greenwood will receive a lump sum cash payment equal to 2.0 times his annual compensation; and Mr. Lodes will receive a lump sum cash payment equal to 1.0 times his annual compensation.

The material terms of the Corporation’s defined benefit pension plan, its 401(k) and Employee Stock Ownership Plan, and the split-dollar life insurance arrangements the Corporation maintains with its executive officers and certain directors are discussed in the section of this proxy statement captioned “Compensation Overview.”

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James W. Everson	31,110[1]	0	0	7,741	0	38,851
Scott A. Everson 2	12,385[1]	0	0	1,602	0	13,987
Michael J. Arciello	26,232	0	0	729	0	26,961
John M. Hoopingarner	29,753	0	0	1,481	365	31,599
Terry A. McGhee	11,805	0	0	1,356	566	13,727
Samuel J. Jones	22,991	0	0	1,099	413	23,503
Richard L. Riesbeck	31,873	0	0	0	606	32,479
Matthew C. Thomas	29,028	0	0	2,142	281	31,451

1   This amount represents director fees reported as Salary in the Summary Compensation Table.
2   Director Compensation for serving on The Citizens Savings Bank Board.

United Bancorp compensates each director for services as a director in the following manner: each director receives an annual retainer fee of $7,500 regardless of board meeting attendance and $665 per meeting attended. Each member of the Executive Committee and Compensation Committee receives $244 for each meeting attended.  The Chairman of the Audit Committee receives a annual retainer of $1,000 and $456 per Audit Committee meeting attended, while all other members of the Audit Committee receive $284 per Audit Committee meeting attended (other than those held in connection with a full meeting of the Board of Directors).  Amounts indicated under the “All Other Compensation” column represent the annual economic benefit imputed to each of the respective directors under the Corporation’s split dollar life insurance arrangement for the year 2008.

United Bancorp, Inc. has also established a deferred compensation plan for the benefit of its corporate directors and the directors of its subsidiary bank. Both James and Scott Everson participate in this plan in their capacity as directors, along with directors Hoopingarner, Jones, McGhee and Thomas. The Plan is an unfunded deferred compensation plan for tax purposes and for purposes of Title I of ERISA.  Amounts deferred by directors under the Plan shall remain unrestricted assets of the Corporation, and participants have the status of general unsecured creditors of the Corporation.  Any member of the Board of Directors who desires to participate in the Plan may elect for any year, on or before the 31st day of December of the preceding year, to defer all or a specified part of the fees which thereafter shall be payable to him for services in the succeeding year. Additionally, such an election may be made at any time within thirty (30) days following the date on which a person is elected to the Board of Directors if such person was not a member of the Board on the preceding December 31st, provided that such election shall apply only for fees earned for services performed subsequent to the election for such calendar year. A Director may also make such an election within thirty (30) days following adoption of the Plan by such subsidiary of United Bancorp, Inc. which had not previously participated in the Plan, provided that such election shall apply only for fees earned for services performed subsequent to the election for such calendar year.  At least annually a Director's account balances or credits shall be deemed to be invested in United Bancorp, Inc. Common Stock and the Director's account shall be credited with any subsequent dividends with respect to the Common Stock credited to his or her account.

When a participating Director ceases to be a member of the Board, the Corporation shall pay him or her in equal annual installments or at his irrevocable election, in one lump sum, the aggregate number of shares of United Bancorp, Inc. Common Stock, (including, without limitation shares deemed to be acquired through reinvested dividends) that are credited to his or her account as of the close of business on the date of the termination of his membership on the Board, together with any cash account balance which has not yet been deemed invested in United Bancorp, Inc. Common Stock.  The annual installment payment option shall be over a period not to exceed ten years.

Amounts deferred by participating non officer directors during 2008 are indicated in the table below.

Name	Director Compensation in Last FY ($)
James W. Everson	31,110[1]
Scott A. Everson	12,385[1]
John M. Hoopingarner	8,781
Samuel J. Jones	5,748
Terry A. McGhee	5,903
Matthew C. Thomas	5,806

1   This amount represents director fees reported as Salary in the Summary Compensation Table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires United Bancorp’s executive officers, directors and more than ten percent shareholders (“Insiders”) to file with the Securities and Exchange Commission and United Bancorp reports of their ownership of United Bancorp securities.  Based upon written representations and copies of reports furnished to United Bancorp by Insiders, all other Section 16 reporting requirements applicable to Insiders during 2008 were satisfied on a timely basis.
SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
AND COMMUNICATIONS WITH DIRECTORS

Proposals for Inclusion in Proxy Materials

Shareholders may submit proposals appropriate for shareholder action at the Corporation’s Annual Meeting consistent with the regulations of the Securities and Exchange Commission.  For proposals to be considered for inclusion in the Proxy Statement for the 2010 Annual Meeting, they must be received by the Corporation no later than November 23, 2009.  Such proposals should be directed to United Bancorp, Inc., Attention: Chief Executive Officer, 201 South Fourth Street, Martins Ferry, Ohio 43935.

Proposals Other than for Inclusion in Proxy Materials

Pursuant to the Corporation’s Code of Regulations, if the Corporation provides less than 25 days’ prior notice of the 2010 Annual Meeting date, the latest possible cut-off for any shareholder to propose any matter to be acted upon at the 2010 Annual Meeting of Shareholders is the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed.  Otherwise, in order to be timely, a shareholder’s notice must be delivered to the principal executive officers of the Corporation not less than 25 days prior to the meeting date.  If notice has not been provided by these respective dates, the business may not be considered at the Annual Meeting.   The proxy cards delivered in connection with next year’s Annual Meeting will confer discretionary voting authority, to be exercised in the judgment of the Corporation’s Board of Directors, with respect to any shareholder proposal received less than 45 days prior to the anniversary of the mailing date of this year’s proxy materials, which deadline will fall on or around February 6, 2010.  The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received after November 23, 2009 but prior to February 6, 2010, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

Director Nominations

In order to make a director nomination at a shareholder meeting, it is necessary that you notify United Bancorp not less than 40 days nor more than 60 days prior to the date of the meeting.  In addition, the notice must meet all other requirements contained in the Corporation's Code of Regulations.

Communications with Directors

Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: United Bancorp Board of Directors, 201 South Fourth Street, Martins Ferry, Ohio 43935.  All letters directed to the Board of Directors will be received and processed by the Corporate Secretary and will be forwarded to the Chairman of the Nominating and Governance Committee without any editing or screening.

OTHER BUSINESS

Management is not aware of any other matter which may be presented for action at the meeting other than the matters set forth herein.  Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.

ANNUAL REPORT TO SHAREHOLDERS

United Bancorp's Annual Report for its fiscal year ended December 31, 2008 accompanies this Proxy Statement but is not part of our proxy soliciting material.  Shareholders may obtain a copy of the Corporation’s annual report on Form 10-K, including financial statements and the notes thereto, required to be filed with the Commission pursuant to SEC Rule 13a-1 for the Corporation’s most recent fiscal year by submitting a written request to Randall M. Greenwood, Corporate Secretary, United Bancorp, Inc., 201 South 4th Street, Martins Ferry, Ohio.  You may also request additional copies of our most recent Annual Report to Shareholders by submitting a written request to Mr. Greenwood’s attention. A library of United Bancorp’s annual reports can be accessed on the Corporation’s website at www.unitedbancorp.com.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission has adopted rules that allow us to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or any information statement to any household at which two or more shareholders reside who share the same last name or whom we believe to be members of the same family.  This is known as “householding.”

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you (or from one of these other shareholders), you and all other shareholders who share your home address will receive only one copy of any of our annual report, proxy statement for our Annual Meeting of Stockholders, proxy statement we file and deliver in connection with any other meeting of shareholders, proxy statement combined with a prospectus or information statement.  We will include with the household materials for our annual meetings, or any other shareholders' meeting, a separate proxy card for each registered shareholder located at your home address.

If you do not wish to participate in the householding program, please contact our transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 to "opt-out" or revoke your consent.  If you "opt-out" or revoke your consent to householding, each primary account holder residing at your address will receive individual copies of the Corporation’s proxy statement, annual report and other future shareholder mailings.

If you do not object to householding, (1) you are agreeing that your household will only receive one copy of future Corporation shareholder mailings, and (2) your consent will be implied and householding will start 60 days after the mailing of this notice, to the extent you have not previously consented to participation in the householding program.  Your affirmative or implied consent to householding will remain in effect until you revoke it.  The Corporation shall begin sending individual copies of applicable shareholder communications subject to householding rules to a security holder within 30 days after revocation by the shareholder of prior affirmative or implied consent.  Your participation in the householding program is encouraged.  It will reduce the volume of duplicate information received at your household as well as the cost to us of preparing and mailing duplicate materials.

Additionally, any shareholders sharing an address who continue to receive, for whatever reason, multiple copies of shareholder materials, and who would like to receive a single copy of such materials in the future, may do so by directing their request to our transfer agent in the manner provided above.

Most banks and brokers are delivering only one copy of the annual report and proxy statement to consenting street-name stockholders (you own shares in the name of a bank, broker or other holder of record on the books of our transfer agent) who share the same address.  Those street-name stockholders who wish to receive separate copies may do so by contacting their bank or broker or other holder of record.

We urge you to sign and return the enclosed proxy form as promptly as possible or vote via phone or internet whether or not you plan to attend the meeting in person.

ANNUAL MEETING OF SHAREHOLDERS OF

UNITED BANCORP, INC.

April 15, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The 2008 Annual Report to shareholders, Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06954

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20700000000000000000 1 041509

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To Elect as Directors the Nominees Set Forth at Below:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Michael Arciello
- ○ James Everson
- ○ John Hoopingarner
- ○ Samuel Jones
- ○ Terry McGhee
- ○ Richard Riesbeck
- ○ Matthew Thomas

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR ALL NOMINEES in Proposal 1.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

UNITED BANCORP, INC.

April 15, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The 2008 Annual Report to shareholders, Notice of Meeting, proxy statement and proxy card are available at - http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06954

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20700000000000000000 1 041509

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To Elect as Directors the Nominees Set Forth at Below:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Michael Arciello
- ○ James Everson
- ○ John Hoopingarner
- ○ Samuel Jones
- ○ Terry McGhee
- ○ Richard Riesbeck
- ○ Matthew Thomas

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR ALL NOMINEES in Proposal 1.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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UNITED BANCORP, INC.

PROXY ANNUAL MEETING

APRIL 15, 2009

This proxy is solicited on behalf of the Board of Directors.

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoint Mr. John M. Hoopingarner, Mr. Terry A. McGhee and Mr. Richard L. Riesbeck as Proxies, each with the power to appoint his substitute, and hereby authorize each of them to represent and to vote, as designated on the reverse side, all the common shares of United Bancorp, Inc. held of record by the undersigned on March 6, 2009, at the Annual Meeting of Shareholders to be held on April 15, 2009, or any adjournment thereof.

(Continued and to be signed on the reverse side.)

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